UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 12, 2015
Commission File Number: 001-36261

CHC GROUP LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2015, CHC Group Ltd. (or the Company) announced that its Board of Directors has appointed Hooman Yazhari as general counsel and chief administrative officer. Mr. Yazhari succeeds Michael O’Neill as general counsel, as of March 16, 2015. A copy of the related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit Number	Description
99.1	Press Release dated March 18, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2015
/s/ Rebecca Camden
Name:    Rebecca Camden
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 18, 2015